THE ADVISORS’ INNER CIRCLE FUND III

Mesirow Small Company Sustainability Fund

(the “Fund”)

Supplement dated November 25, 2022

to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated

January 28, 2022, as revised September 30, 2022

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Important Notice Regarding Change in Investment Policy and Fund Name

I. Effective immediately, the name of the Fund is changed to “Mesirow Small Company Fund.” Accordingly, all references to “Small Company Sustainability Fund” in the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with “Small Company Fund.”

II. On or around January 28, 2023 (the “Effective Date”), in connection with the Fund’s name change, the Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies that have favorable scores in the Fund’s investible universe as determined by Mesirow Institutional Investment Management, Inc. (“MIIM”) in accordance with MIIM’s Sustainable Equity Strategy, will be rescinded. Once effective, this change will be reflected in new versions of the Summary Prospectus and Prospectus dated as of the Effective Date. The Fund will continue to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of small companies.

Please retain this supplement for future reference.

MES-SK-009-0100